Supplemental BS Info (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Entity Information [Line Items]
Inventory, Finished Goods, Net of Reserves	$ 31,042	$ 36,904
Prepaid Expense, Current	34,132	32,934
Restricted Cash and Cash Equivalents, Current	5,800	4,700
Prepaid Expense and Other Assets, Current	94,441	127,565
Subscriber rewards and credits	42,003	30,209
Customer Refund Liability, Current	33,104	34,520
Deferred revenue	35,890	39,397
Other Accrued Liabilities, Current	143,738	184,283	[1]
Accrued Liabilities, Current	$ 366,456	$ 383,801

[1]	(1)As of December 31, 2015, Other included a $45.0 million liability for the Company's securities litigation matter. Final court approval of the settlement for that matter was granted on July 13, 2016 and the Company's settlement obligation was satisfied during the year ended December 31, 2016. See Note 10, Commitments and Contingencies, for additional information.